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    As filed with the Securities and Exchange Commission on December 10, 2004



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2004


                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-12620                51-0312772
-------------------------------    ------------         -------------------
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)         Identification No.)


                300 Nyala Farms Road, Westport, Connecticut 06880
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4)) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 -- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 10, 2004, Playtex Products, Inc. (the "Company") issued a press release announcing the appointment of Kris Kelley to the position of Executive Vice President and Chief Financial Officer, effective December 9, 2004. Glenn Forbes, former EVP and Chief Financial Officer, has stepped down as a Director of the Company, has relinquished the CFO title and will retire at the end of the year.

The information contained in Item 5.02 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 5.02 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

           Exhibit Number                            Title
           --------------        -----------------------------------------------
                99.1             Press Release of Playtex Products, Inc. dated
                                 December 10, 2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PLAYTEX PRODUCTS, INC.

Date:  December 10, 2004                     By: /s/ KRIS J. KELLEY
      -------------------                        -------------------------------
                                                 Kris J. Kelley
                                                 EVP and Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)